Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2017
Fair Value Disclosures [Abstract]
Fair Value, Measurement Inputs, Disclosure
Fair value of financial instruments
The carrying amount and fair value of financial instruments at December 31, 2017 and 2016 were as follows (in thousands):

		2017		2016
	Level	Carrying value	Fair Value	Carrying value	Fair Value
Financial assets:
Cash and cash equivalents	1	$68,535	$68,535	$101,734	$101,734
Other assets - interest rate cap	3	192	192	—	—

Financial liabilities:
Bank loans, net	1	623,960	623,960	507,273	507,273
Senior Notes, net	1	72,726	74,921	72,199	65,850

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, various methods are used including market, income and cost approaches. Based on these approaches, certain assumptions that market participants would use in pricing the asset or liability are used, including assumptions about risk and/or the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market-corroborated, or generally unobservable firm inputs. Valuation techniques that are used maximize the use of observable inputs and minimize the use of unobservable inputs. Based on the observability of the inputs used in the valuation techniques, fair value measured financial instruments are categorized according to the fair value hierarchy prescribed by ASC 820, Fair Value Measurements and Disclosures. The fair value hierarchy ranks the quality and reliability of the information used to determine fair values. Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.

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Level 2: Fair value measurements using correlation with (directly or indirectly) observable market-based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active.

•	Level 3: Fair value measurements using inputs that are significant and not readily observable in the market.
Cash and cash equivalents comprise cash on hand and demand deposits, and other short-term highly-liquid investments with original maturities of three months or less, and that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value. The carrying value of cash and cash equivalents approximates fair value due to the short-term nature of these instruments.
The interest rate caps were measured at fair value using implied volatility rates of each caplet and the yield curve for the related periods.
The carrying value of our secured bank loans are measured at amortized cost using the effective interest method. The Company believes the carrying amounts of its bank loans at December 31, 2017 and December 31, 2016 approximate fair value because the interest rates on these instruments change with, or approximate, market interest rates. These amounts are shown net of $13.8 million and $15.2 million of unamortized deferred financing fees, on the Company’s consolidated balance sheet as of December 31, 2017 and 2016, respectively.
The Senior Notes are publicly traded on the New York Stock Exchange and are considered a level 1 item. The carrying values shown in the table are the face value of the notes net of $0.9 million and $1.4 million of unamortized deferred financing fees as of December 31, 2017 and 2016, respectively.
Certain of the Company’s assets and liabilities are carried at contracted amounts that approximate fair value. Assets and liabilities that are recorded at contracted amounts approximating fair value consist primarily of balances with related parties, prepaid expenses and other current assets, accounts payable and accrued expenses.
The Company believes the carrying amounts of its bank loans at December 31, 2017 and 2016 approximate fair value because the interest rates on these instruments change with, or approximate, market interest rates.